Transamerica Premier Funds

                       Supplement Dated February 25, 2003
           to the Prospectus Dated May 1, 2002 for the Class A Shares
                     of the Transamerica Premier Bond Fund,
                       Transamerica Premier Balanced Fund,
                     Transamerica Premier Cash Reserve Fund
                  and Transamerica Premier High Yield Bond Fund



Changes in primary and secondary portfolio managers for the Funds noted above are now in place:

For the Transamerica Premier Bond Fund, the Primary Manager is Heidi Y. Hu, and the Secondary Manager is Matthew W. Kuhns, effective January 2, 2003.

For the Transamerica Premier Balanced Fund, the Primary Managers are Gary. U. Rolle and Heidi Y. Hu, and the Secondary Manager is Jeffrey S. Van Harte, effective January 2, 2003

For the Transamerica Premier Cash Reserve Fund, the Primary Manager is Edward S. Han and the Secondary Manager is Andrew T. Kim, effective January 2, 2003

For the Transamerica Premier High Yield Fund, the Primary Manager is Edward S. Han and the Secondary Manager is Peter O. Lopez, effective February 24, 2003.

The following listing provides a brief biography of the managers not already listed in the current prospectus:

Andrew T. Kim (Secondary Manager: Cash Reserve Fund), CFA, Securities Analyst, Transamerica Investment Management, LLC since 2001. Assistant Vice President and Credit Manager, Mellon Financial Corp 1998 to 2001. Financial Services Representative, SunAmerica Financial, Inc., 1996 to 1998. B.S., University of Southern California in Business and is a Chartered Financial Analyst and Certified Management Accountant.

Peter Lopez (Secondary Manager, High Yield Fund), Vice President and Director of Research, Transamerica Investment Management, LLC, since 2003. Managing Director, Centre Pacific LLC, 2000 to 2003. Securities Analyst, Transamerica Investment Services, Inc., 1997 - 2000. B.A., Arizona State University. M.B.A., University of Michigan.